UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):    November 12, 2007

POKERTEK, INC.

(Exact Name of Registrant as Specified in Its Charter)

North Carolina	000-51572	61-1455265
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1150 Crews Road, Suite F Matthews, North Carolina	28105
(Address of Principal Executive Offices)	(Zip Code)

(704) 849-0860

(Registrant’s telephone number, including area code)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On November 12, 2007, PokerTek, Inc. (the “Company”) issued a press release announcing its financial results for the three and nine months ended September 30, 2007. The full text of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

In our press release, we disclosed free cash flow as a use of cash of approximately $10.8 million for the nine months ended September 30, 2007 and $7.4 million for the nine months ended September 30, 2006.  Free cash flow is a non-GAAP financial measure, as defined in Regulation G promulgated by the Securities and Exchange Commission.  A reconciliation of free cash flow to net cash used in operating activities for the nine months ended September 30, 2007 and 2006 is as follows:

	Nine Months Ended
	September 30,
	2007	2006

Net Cash Used In Operating Activities	$(7,585,761)	$(6,153,296)
Purchases of property and equipment	(3,242,477)	(1,235,958)

Free Cash Flow, as defined	$(10,828,238)	$(7,389,254)

The non-GAAP financial measure, free cash flow, is in addition to, not a substitute for, or superior to, measures of financial performance prepared in accordance with U.S. Generally Accepted Accounting Principles. Free cash flow is defined as net cash flows provided by or used in operating activities less purchases of property and equipment.  The Company’s management believes this non-GAAP measure provides useful information to investors.   Not all companies calculate free cash flow in the same manner and the measure as presented may not be comparable to similarly titled measures presented by other companies.

The information contained in Item 2.02 of this Current Report on Form 8-K and Exhibit 99.1 attached hereto is being furnished under Items 2.02 and 9.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d)        Exhibits

Exhibit No.	Description of Exhibit

99.1	Press release, dated November 12, 2007, announcing the financial results of PokerTek, Inc. for the three and nine months ended September30, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 13, 2007	POKERTEK, INC.

By:	/s/ Mark D. Roberson
Mark D. Roberson, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press release, dated November 12, 2007, announcing the financial results of PokerTek, Inc. for the three and nine months ended September30, 2007.